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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                        --------------------------


                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              VANGUARD WORLD FUNDS
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


STATE OF DELAWARE                             SEE BELOW
-------------------------                     --------------------
(STATE OF INCORPORATION OF ORGANIZATION)      (IRS EMPLOYER
                                               IDENTIFICATION NO.)

C/O  VANGUARD WORLD FUNDS
     P.O. BOX 2600                                19482
     VALLEY FORGE, PA (                         (ZIP CODE)
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


     Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be registered:       Exchange       I.R.S. Employer
                                                           Identification Number
Vanguard Mega Cap 300 ETF                NYSE Arca, Inc.     26-1091795
Vanguard Mega Cap 300 Value ETF          NYSE Arca, Inc.     26-1091877
Vanguard Mega Cap 300 Growth ETF         NYSE Arca, Inc.     26-1091935


     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

     Securities Act registration statement file number to which this form relates: 33-53683

     Securities to be registered pursuant to Section 12(g) of the Act: None

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     Reference is made to the Registrant's Post-Effective Amendment Nos. 43 and 45 to the Registration Statement on Form N-1A (Securities Act file number 33-53683 and Investment Company Act file number 811-07175, respectively (collectively, the "Registration Statement")), which is incorporated herein by reference.

ITEM 2. EXHIBITS

1. Registrant's Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a) to the Registration Statement.

2. Registrant's By-Laws, incorporated herein by reference to Exhibit (b) to the Registration Statement.

3. Form of Global Certificate for the Registrant's Securities is filed herewith.


SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                              VANGUARD WORLD FUNDS


DATE: December 4, 2007            By: _______________________

                                  Heidi Stam
                                  Secretary